FACILITY MANAGEMENT AGREEMENT

                                     BETWEEN

                               [INSERT SUBSIDIARY]

                                       AND

                          IHS FACILITY MANAGEMENT, INC.

                            DATED AS OF JUNE 23, 1998





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                          FACILITY MANAGEMENT AGREEMENT

     THIS FACILITY MANAGEMENT AGREEMENT (this "Agreement") made as of June 23, 1998 between [INSERT SUBSIDIARY] ("Owner"), having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117, and IHS FACILITY MANAGEMENT, INC. ("Manager"), having an office at 10065 Red Run Boulevard, Owings Mills, Maryland 21117.


                             INTRODUCTORY STATEMENT

     Pursuant to a Master Lease, dated as of the date hereof (the "Master Lease") between Monarch Properties, LP ("Lessor"), as lessor, and Lyric Health Care Holdings III, Inc. ("Holdings"), as lessee, and a Sublease Agreement, dated as of the date hereof (the "Sublease") between Holdings, as sublessor, and Owner, as sublessee, Owner is the sublessee and operator of a health care facility named [Insert Facility Name] located at [Insert Facility Address], together with the equipment, furnishings, and other tangible personal property to be used in connection therewith (the "Facility"). The Sublease contains substantially the same provisions as the Master Lease except for provisions concerning rent and other matters specific to the Facility. In this Agreement, "Lease" means both the Master Lease and the Sublease as applicable to the Facility.

     As of the date hereof, Lyric Health Care LLC, the parent company of Owner ("Lyric"), and Manager have entered into an Amended and Restated Master Management Agreement (the "Master Management Agreement") setting forth general terms for the management of various facilities leased by Owner and its affiliates. Owner desires to engage Manager to manage the Facility for Owner's account pursuant to the terms of the Master Management Agreement, as modified by this Agreement; and Manager desires to accept such engagement.

     NOW, THEREFORE, in consideration of their mutual promises, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1. DEFINITIONS

     1.1 Words and phrases defined in the Master Management Agreement shall have the same meanings in this Agreement, unless otherwise defined herein.

     1.2 Other words and phrases are defined in this Agreement.

ARTICLE 2. RETENTION OF MANAGER

     2.1 For and during the Term, Owner hereby grants to Manager the sole and exclusive right, and employs Manager, to supervise, manage, and operate the Facility in the name and for the account of Owner upon the terms and conditions set forth in Part I of the Master Management Agreement, as modified by this Agreement. Manager accepts such appointment and

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agrees to perform all duties and  responsibilities of the "Manager" described in
Part I of the Master Management Agreement.

     2.2 For purposes of this Agreement, Owner and Manager agree that: (a) references in Part I of the Master Management Agreement to the "Facility" shall be deemed references to the Facility described in the Introductory Statement;
(b) Owner shall have all of the rights, obligations and liabilities of "Owner" described in Part I of the Master Management Agreement, and (c) Manager shall have all of the rights, obligations and liabilities of "Manager" described in
Part I of the Master Management Agreement. Owner and Manager agree to be bound by all of the provisions of the Master Management Agreement, to the extent not inconsistent herewith.

     2.3 For purposes of this Agreement, references in Part I of the Master Management Agreement to the Agreement, the Lease, the Lessor, and the Franchise Agreement, shall be deemed to be references to, respectively, this Agreement, the Lease and the Lessor described in the Introductory Statement, and the Franchise Agreement relating to the Facility.

ARTICLE 3. TERMINATION

     The  termination  rights  of  Owner  and  Manager  in Part I of the  Master
Management Agreement shall apply to this Agreement. Termination of this Agreement shall not per se terminate the Master Management Agreement (although such termination may otherwise result from, or allow, termination of the Master Management Agreement according to its terms).

ARTICLE 4. REPRESENTATIONS AND WARRANTIES

     4.1 Representations and Warranties of Owner. Owner represents and warrants to Manager that Owner is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. All representations and warranties of Lyric set forth in Part II, paragraphs 2.1 and 2.2 of the Master Management Agreement (except for the first sentence of Part II, paragraph 2.1) are deemed to be made by Owner (with respect to Owner, and not Lyric) and are incorporated herein by reference (except that references therein to Lyric shall be deemed references to Owner).

     4.2 Representations and Warranties of Manager. All representations and warranties of Manager set forth in Part II, paragraphs 2.3 and 2.4 of the Master Management Agreement are deemed to be made by Manager and are incorporated herein by reference.

ARTICLE 5. BUDGET

     The Budget for 1998 shall be presented for approval in accordance with paragraph 3.17 of the Master Management Agreement.


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ARTICLE 6. NOTICES

     Any notice or other communication by either party to the other shall be in writing and shall be given and be deemed to have been duly given, upon the date delivered if delivered personally (including by commercial express service) or upon the date received if mailed postage pre-paid, registered, express, or certified mail, addressed as follows:

         To Owner:    [Insert Subsidiary]
                          10065 Red Run Boulevard
                          Owings Mills, Maryland 21117
                          Attention:       Daniel J. Booth
                          Copy to:         Marshall A. Elkins, Esq.

         To Manager:      IHS FACILITY MANAGEMENT, INC.
                          10065 Red Run Boulevard
                          Owings Mills, Maryland 21117
                          Attention:       Daniel J. Booth
                          Copy to:         Marshall A. Elkins, Esq.

         With a copy to:  INTEGRATED HEALTH SERVICES, INC.
                          10065 Red Run Boulevard
                          Owings Mills, Maryland 21117
                          Attention:       Daniel J. Booth
                          Copy to:         Marshall A. Elkins, Esq.

or to such other address, and to the attention of such other person or officer as either party may designate in writing by notice.



                             SIGNATURE PAGE FOLLOWS



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     IN WITNESS  WHEREOF,  the parties  hereto have executed and delivered  this
Facility Management Agreement effective as of the day and year first above written.

                                                  MANAGER:

                                                  IHS FACILITY MANAGEMENT, INC.

                                                  By:
                                                     ---------------------------
                                                  Name:  Daniel J. Booth
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------

                                                  OWNER:

                                                  [INSERT SUBSIDIARY]

                                                  By:
                                                     ---------------------------
                                                  Name:  Daniel J. Booth
                                                       -------------------------
                                                  Title: Senior Vice President
                                                        ------------------------

CONSENTED TO BY:

LYRIC HEALTH CARE HOLDINGS III, INC.

By:
   ---------------------------
Name:   Daniel J. Booth
     -------------------------
Title:  Senior Vice President
      ------------------------


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